CONSECO FUND GROUP

                          SUPPLEMENT DATED APRIL 3, 2001

                     TO THE PROSPECTUS DATED APRIL 13, 2000
          AS REVISED MAY 22, JULY 27, OCTOBER 23, AND DECEMBER 1, 2000

         This supplement to the Prospectus dated April 13, 2000 for Conseco Fund Group ("CFG") describes the outcome of the recent special meeting of shareholders held on March 29, 2001. Shareholders of the Conseco Equity, Conseco Balanced and Conseco Fixed Income Funds voted affirmatively on the following proposals:

        o For the Conseco Equity Fund, Conseco Balanced Fund and Conseco Fixed Income Fund, a permanent investment management contract with Conseco Capital Management, Inc.("CCM"), the funds' investment adviser;

        o For the Conseco Equity Fund and Conseco Balanced Fund, a permanent subadvisory contract between CCM and Chicago Equity Partners, LLC;

        o For the Conseco Equity, Conseco Balanced and Conseco Fixed Income Funds a policy to permit CCM and the Funds' Board of Trustees to appoint and replace subadvisers, enter into subadvisory contracts, and approve amendments to subadvisory contracts on behalf of the Funds without further shareholder approval subject to a Securities and Exchange Commission exemptive order;

        o     Election of the Trustees of CFG, and

        o Ratification of the appointment of PricewaterhouseCoopers LLP as CFG's independent accountants.

            The fees payable by each fund to CCM under the permanent investment management contract are identical to the fees under the Interim Advisory Contract. CCM pays Chicago Equity for their services under the Sub-Advisory Contracts.

            The shareholder meeting was adjourned for the Conseco 20, Conseco Convertible Securities and Conseco High Yield Funds until April 24, 2001 to allow additional time to receive shareholders votes. The Interim Management Contract and the Interim Sub-Advisory Contract for these three funds will remain in effect while the proxy solicitation for the adjourned meeting continues.

            If you have any questions, you should contact your Financial Advisor or us.